NATURE OF BUSINESS	12 Months Ended
Mar. 31, 2022
Disclosure Of Nature Of Business [Abstract]
NATURE OF BUSINESS [Text Block]

  1. NATURE OF BUSINESS

Effective October 27, 2021, ZEN Graphene Solutions Ltd. obtained TSX Venture Exchange approval to change its name to Zentek Ltd. (the "Company"). The Company was incorporated on July 29, 2008 under the laws of the province of Ontario, Canada. The principal business of the Company is to develop opportunities in the graphene and related nano-materials industry based on its intellectual property, patents and unique Albany graphite. The address of the Company's executive office is 210 - 1205 Amber Drive, Thunder Bay, Ontario, P7B 6M4, Canada.

The Company is an emerging high-tech nano-graphite and graphene materials company based in Thunder Bay, Ontario, Canada. The current focus is to bring to market innovative products including surgical masks and HVAC filters with the Company's ZENGuard coating, Rapid Detection Point of Care diagnostics tests and continue to develop potential pharmaceutical products based on its patent-pending graphene-based compound.

There has been a global outbreak of COVID-19 (coronavirus), which has had a significant impact on businesses through the restrictions put in place by the Canadian, provincial and municipal governments regarding travel, business operations and isolation/quarantine orders. The impact on the Company has not been significant, but management continues to monitor the situation.

Management believes the Company will be successful at completing its development plan and that current cash reserves are sufficient to carry forward the Company's plan through the coming twelve months.

These consolidated financial statements of the Company for the year ended March 31, 2022 were approved and authorised for issue by the Board of Directors on June 29, 2022.